Exhibit 99.2

Q1 2021 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

Q1 2021 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	2

Q1 2021 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2021 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Stock Split

All share and per share data as of June 30, 2020 and March 31, 2020, contained herein, have been adjusted to reflect the four-for-one stock split that was effected on September 18, 2020.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	3

Q1 2021 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company,” “BNL,” “us,” “our” and “we”) is an internally-managed REIT, formed as a Maryland corporation in 2007 that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, office, and retail property types. We target properties with credit-worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund their core business operations rather than real estate ownership.

Executive Management

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Board of Directors

Amy L. Tait

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Laurie A. Hawkes

Lead Independent Director

David M. Jacobstein

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Watters

Agha S. Khan

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	4

Q1 2021 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Financial Summary
Investment in rental property, net	$3,425,167	$3,384,144	$3,334,904	$3,377,745	$3,407,527
Total assets	4,206,045	4,258,483	4,204,469	4,144,055	4,274,054
Mortgage and notes payable, net	106,559	107,382	108,752	109,512	110,464
Unsecured term notes, net and revolver	1,398,283	1,433,796	1,433,495	1,921,392	2,025,887
Total liabilities	1,713,348	1,779,402	1,782,762	2,267,408	2,395,541
Total mezzanine equity	—	—	—	178,535	178,534
Total Broadstone Net Lease, Inc. stockholders' equity	2,312,532	2,299,105	2,191,794	1,591,633	1,593,437
Total equity (book value)	2,492,697	2,479,081	2,421,707	1,698,112	1,699,979
Revenues	82,698	82,291	80,744	80,371	78,231
Total operating expenses	47,963	46,078	57,496	50,345	47,045
Interest expense	16,108	17,123	18,511	19,513	20,991
Net income	23,960	17,619	9,711	17,098	11,848
Net earnings per common share, diluted	$0.15	$0.11	$0.08	$0.14	$0.10
FFO	51,929	44,198	54,726	56,485	37,572
FFO per share, diluted	$0.33	$0.28	$0.44	$0.47	$0.32
AFFO	49,410	46,894	47,077	46,056	41,068
AFFO per share, diluted	$0.31	$0.30	$0.38	$0.38	$0.35
Net cash provided by operating activities	51,780	46,064	53,506	39,139	40,319
Net cash (used in) provided by investing activities	(67,661)	(76,443)	5,469	6,264	4,474
Net cash (used in) provided by financing activities	(76,497)	32,120	40,170	(132,273)	31,608
Distributions declared	39,653	39,299	20,477	13,099	38,560
Distributions declared per diluted share	$0.250	$0.250	$0.135	$0.110	$0.330

Portfolio Metrics
Properties	661	641	628	633	636
Rentable square feet	28.4M	28.2M	27.3M	27.4M	27.4M
Occupancy	99.7%	99.2%	99.8%	99.6%	99.6%
Weighted average remaining lease term (years)	10.6	10.7	10.8	11.0	11.3

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	5

Q1 2021 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Assets
Accounted for using the operating method, net of accumulated depreciation	$3,395,609	$3,354,511	$3,304,002	$3,346,792	$3,367,566
Accounted for using the direct financing method	28,991	29,066	30,902	30,953	39,961
Accounted for using the sales type method	567	567	—	—	—
Investment in rental property, net	3,425,167	3,384,144	3,334,904	3,377,745	3,407,527
Cash and cash equivalents	10,205	100,486	101,787	9,241	93,151
Accrued rental income	105,674	102,117	97,517	90,545	84,932
Tenant and other receivables, net	1,022	1,604	3,957	5,045	1,287
Prepaid expenses and other assets	18,862	22,277	19,522	9,819	12,397
Interest rate swap, assets	239	—	—	—	—
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	288,592	290,913	288,971	298,741	320,418
Debt issuance costs – unsecured revolving credit facility, net	5,842	6,435	7,027	1,782	2,081
Leasing fees, net	10,673	10,738	11,015	11,368	12,492
Total assets	$4,206,045	$4,258,483	$4,204,469	$4,144,055	$4,274,054
Liabilities and equity
Unsecured revolving credit facility	$15,000	$—	$—	$248,300	$353,300
Mortgages and notes payable, net	106,559	107,382	108,752	109,512	110,464
Unsecured term notes, net	1,383,283	1,433,796	1,433,495	1,673,092	1,672,587
Interest rate swap, liabilities	43,662	72,103	81,326	85,678	79,622
Earnout liability	6,385	7,509	13,177	37,975	44,296
Accounts payable and other liabilities	71,072	74,936	55,339	25,550	35,835
Accrued interest payable	9,896	4,023	9,453	4,144	9,764
Intangible lease liabilities, net	77,491	79,653	81,220	83,157	89,673
Total liabilities	1,713,348	1,779,402	1,782,762	2,267,408	2,395,541
Mezzanine equity
Common stock	—	—	—	66,376	66,376
Non-controlling interests	—	—	—	112,159	112,158
Total mezzanine equity	—	—	—	178,535	178,534
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	36	27	27	26	26
Class A Common Stock, $0.00025 par value	—	9	8	—	—
Additional paid-in capital	2,625,320	2,624,997	2,506,008	1,899,751	1,899,616
Cumulative distributions in excess of retained earnings	(274,140)	(259,673)	(239,520)	(229,531)	(233,067)
Accumulated other comprehensive income	(38,684)	(66,255)	(74,729)	(78,613)	(73,138)
Total Broadstone Net Lease, Inc. stockholders’ equity	2,312,532	2,299,105	2,191,794	1,591,633	1,593,437
Non-controlling interests	180,165	179,976	229,913	106,479	106,542
Total equity	2,492,697	2,479,081	2,421,707	1,698,112	1,699,979
Total liabilities, mezzanine and equity	$4,206,045	$4,258,483	$4,204,469	$4,144,055	$4,274,054

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	6

Q1 2021 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Revenues
Lease revenues, net	$82,698	$82,291	$80,744	$80,371	$78,231
Operating expenses
Depreciation and amortization	30,713	30,182	31,363	39,921	31,219
Asset management fees	—	—	—	—	2,461
Property management fees	—	—	—	—	1,275
Property and operating expense	4,605	4,986	4,187	4,190	4,115
General and administrative	10,633	9,232	7,214	5,700	5,842
Provision for impairment of investment in rental properties	2,012	1,678	14,732	534	2,133
Total operating expenses	47,963	46,078	57,496	50,345	47,045
Other income (expenses)
Interest income	5	4	—	11	9
Interest expense	(16,108)	(17,123)	(18,511)	(19,513)	(20,991)
Cost of debt extinguishment	(126)	(3)	(392)	—	(22)
Gain on sale of real estate	4,733	5,260	1,060	1,046	7,619
Income taxes	(413)	141	(129)	(402)	(549)
Internalization expenses	—	(182)	(1,929)	(389)	(1,205)
Change in fair value of earnout liability	1,124	(6,706)	6,362	6,321	(4,177)
Other income (expenses)	10	15	2	(2)	(22)
Net income	23,960	17,619	9,711	17,098	11,848
Net income attributable to non-controlling interests	(1,737)	(1,357)	(961)	(1,745)	(1,032)
Net income attributable to Broadstone Net Lease, Inc.	$22,223	$16,262	$8,750	$15,353	$10,816

Weighted average number of common shares outstanding
Basic[1]	145,338	143,916	111,155	107,422	106,108
Diluted[1]	156,724	155,956	123,381	119,648	116,210
Net earnings per common share[2]
Basic and diluted	$0.15	$0.11	$0.08	$0.14	$0.10

1 Excludes 416, 341 and 216 weighted average shares of unvested restricted common stock for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

2 Excludes $104, $85 and $46 from the numerator for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020, respectively, related to dividends paid or declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	7

Q1 2021 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income	$23,960	$17,619	$9,711	$17,098	$11,848
Real property depreciation and amortization	30,690	30,161	31,343	39,899	31,210
Gain on sale of real estate	(4,733)	(5,260)	(1,060)	(1,046)	(7,619)
Provision for impairment of investment in rental properties	2,012	1,678	14,732	534	2,133
FFO	$51,929	$44,198	$54,726	$56,485	$37,572
Capital improvements / reserves	—	—	1,662	—	—
Straight-line rent adjustment	(4,632)	(5,125)	(6,943)	(6,151)	(1,612)
Adjustment to provision for credit losses	(1)	(6)	(15)	(110)	(17)
Cost of debt extinguishment	126	3	392	—	22
Amortization of debt issuance costs	914	917	819	821	888
Amortization of net mortgage premiums	(35)	(36)	(34)	(37)	(35)
Gain on interest rate swaps and other non-cash interest expense	(41)	(41)	(42)	(41)	(42)
Amortization of lease intangibles	(728)	(1,150)	151	1,019	(1,138)
Internalization expenses	—	182	1,929	389	1,205
Stock-based compensation	1,769	1,193	796	—	—
Severance	1,243	68	—	—	26
Change in fair value of earnout liability	(1,124)	6,706	(6,362)	(6,321)	4,177
Other (income) expenses	(10)	(15)	(2)	2	22
AFFO	$49,410	$46,894	$47,077	$46,056	$41,068

Diluted weighted average shares outstanding[1]	156,724	155,956	123,381	119,648	116,210
Net earnings per diluted share[2]	$0.15	$0.11	$0.08	$0.14	$0.10
FFO per diluted share[2]	0.33	0.28	0.44	0.47	0.32
AFFO per diluted share[2]	0.31	0.30	0.38	0.38	0.35

1 Excludes 416, 341 and 216 weighted average shares of unvested restricted common stock for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

2 Excludes $104, $85 and $46 from the numerator for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020, respectively, related to dividends paid or declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	8

Q1 2021 SUPPLEMENTAL INFORMATION

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income	$23,960	$17,619	$9,711	$17,098	$11,848
Depreciation and amortization	30,713	30,182	31,363	39,921	31,219
Interest expense	16,108	17,123	18,511	19,513	20,991
Income taxes	413	(141)	129	402	549
EBITDA	$71,194	$64,783	$59,714	$76,934	$64,607
Provision for impairment of investment in rental properties	2,012	1,678	14,732	534	2,133
Gain on sale of real estate	(4,733)	(5,260)	(1,060)	(1,046)	(7,619)
EBITDAre	$68,473	$61,201	$73,386	$76,422	$59,121
Adjustment for current quarter acquisition activity [1]	1,365	1,703	—	—	—
Adjustment for current quarter disposition activity [2]	(278)	(318)	(78)	(52)	(285)
Adjustment to exclude non-recurring and other expenses (income) [3]	2,100	182	1,929	389	1,205
Adjustment to exclude change in fair value of earnout liability	(1,124)	6,706	(6,362)	(6,321)	4,177
Adjustment to exclude write-off of accrued rental income	442	242	—	—	3,993
Adjustment to exclude cost of debt extinguishments	126	—	392	—	22
Adjustment to exclude lease termination fees	—	—	—	(276)	—
Adjusted EBITDAre	$71,104	$69,716	$69,267	$70,162	$68,233
Asset management fees	—	—	—	—	2,461
Property management fees	—	—	—	—	1,275
General and administrative	10,632	9,219	7,214	5,700	5,842
Adjusted Net Operating Income ("NOI")	$81,736	$78,935	$76,481	$75,862	$77,811
Straight-line rental revenue, net	(4,762)	(5,339)	(6,947)	(6,151)	(5,594)
Other amortization and non-cash charges	(737)	(1,170)	1,810	911	(1,133)
Adjusted Cash NOI	$76,237	$72,426	$71,344	$70,622	$71,084
Annualized EBITDAre	$273,888	$244,805	$293,544	$305,688	$236,484
Annualized Adjusted EBITDAre	284,414	278,867	277,068	280,648	272,932
Annualized Adjusted NOI	326,944	315,743	305,924	303,448	311,244
Annualized Adjusted Cash NOI	304,948	289,704	285,376	282,488	284,336

1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $1.2 million of severance and $0.9 million of accelerated stock-based compensation associated with the departure of executive officers in 2021, and expenses directly associated with the Internalization in 2020.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	9

Q1 2021 SUPPLEMENTAL INFORMATION

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Contractual rental amounts billed for operating leases	$73,245	$72,558	$69,270	$67,342	$72,828
Adjustment to recognize contractual operating lease billings on a straight- line basis	4,367	4,256	6,768	8,276	1,665
Variable rental amounts earned	91	455	234	51	3
Earned income from direct financing leases	730	756	757	855	987
Earned income from sales-type leases	14	5	—	—	—
Operating expenses billed to tenants	4,388	4,389	3,389	4,335	3,732
Other income from real estate transactions	5	(16)	64	702	49
Adjustment to revenue recognized for uncollectible rental amounts billed	(142)	(112)	262	(1,190)	(1,033)
Total Lease revenues, net	$82,698	$82,291	$80,744	$80,371	$78,231

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	10

Q1 2021 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY
Shares of Common Stock	145,813
OP Units	11,361
Common Stock & OP Units	157,174
Price Per Share / Unit at March 31, 2021	$18.30
IMPLIED EQUITY MARKET CAPITALIZATION	$2,876,276
% of Total Capitalization	65.5%
DEBT
Unsecured Revolving Credit Facility - 2023	$15,000
Unsecured Term Loan Facilities	915,000
Unsecured Term Loan - 2022	60,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	400,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	106,830
TOTAL DEBT	$1,511,830
% of Total Capitalization	34.5%
% of Total Capitalization Floating Rate Debt	2.5%
% of Total Capitalization Fixed Rate Debt	32.0%

ENTERPRISE VALUE
Total Capitalization	$4,388,106
Less: Cash and Cash Equivalents	(10,205)
Enterprise Value	$4,377,901

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	11

Q1 2021 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	Revolving Credit Facility	Term Loans	Senior Notes	Mortgages	Total
2021	$—	$—	$—	$17,169	$17,169
2022	—	60,000	—	2,907	62,907
2023	15,000	265,000	—	7,582	287,582
2024	—	190,000	—	2,260	192,260
2025	—	—	—	20,195	20,195
Thereafter	—	400,000	475,000	56,717	931,717
Total	$15,000	$915,000	$475,000	$106,830	$1,511,830

	Outstanding Balance
	March 31,	December 31,
	2021	2020	Interest Rate	Maturity Date
Revolving Credit Facility	$15,000	$—	daily LIBOR+ 1.00%	Sep. 2023
2022 Unsecured Term Loan	60,000	60,000	one-month LIBOR + 1.00%	Feb. 2022
2023 Unsecured Term Loan	265,000	265,000	one-month LIBOR + 1.10%	Jan. 2023
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.00%	Jun. 2024
2026 Unsecured Term Loan	400,000	450,000	one-month LIBOR + 1.00%	Feb. 2026
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	225,000	5.09%	Jul. 2028
Series C	100,000	100,000	5.19%	Jul. 2030
	475,000	475,000
Total	1,405,000	1,440,000
Debt issuance costs, net	(6,717)	(6,204)
	$1,398,283	$1,433,796

Net Debt Metrics

(unaudited, in thousands)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Debt
Revolving Credit Facility	$15,000	$—	$—	$248,300	$353,300
Unsecured term notes, net	1,383,283	1,433,796	1,433,495	1,673,092	1,672,587
Mortgages and notes payable, net	106,559	107,382	108,752	109,512	110,464
Debt issuance costs	6,988	6,489	6,829	7,268	7,767
Gross Debt	1,511,830	1,547,667	1,549,076	2,038,172	2,144,118
Cash and cash equivalents	(10,205)	(100,486)	(101,787)	(9,241)	(93,151)
Restricted cash	(8,145)	(10,242)	(7,200)	(601)	(3,561)
Net Debt	$1,493,480	$1,436,939	$1,440,089	$2,028,330	$2,047,406
Net Debt to Annualized EBITDAre	5.45x	5.87x	4.91x	6.64x	8.66x
Net Debt to Annualized Adjusted EBITDAre	5.25x	5.15x	5.20x	7.23x	7.50x

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	12

Q1 2021 SUPPLEMENTAL INFORMATION

Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility and unsecured term loans and senior notes. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2021, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Notes
Leverage ratio	≤ 0.60 to 1.00	0.35	0.36
Secured indebtedness ratio	≤ 0.40 to 1.00	0.03	0.03
Unencumbered coverage ratio	≥ 1.75 to 1.00	6.87	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.67	3.67
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.36	0.37
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	13

Q1 2021 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest Rate Exposure
3.1%
3.9%
3.5%
2.7%
3.3%
3.0%
4.4%
4.7%
3.0%
5.2%
$30
$25
$82
$95
$145
$227
$225
$348
$125
$100
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+
Mortgages
Senior Unsecured Notes
Interest Rate Swaps
Wtd Avg Interest Rate

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	14

Q1 2021 SUPPLEMENTAL INFORMATION

Portfolio Activity

Acquisitions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2021.

Q1 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	178	16.3	$68,158
Healthcare	4	51	11.5	18,983
Restaurant [1]	—	—	16.8	181
Total Properties	28	229	15.3	$87,322
Weighted average initial cash cap rate				6.4%

1 Acquisition of additional land to an existing property.

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2021.

Q1 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	5	31	12,420	14,689	$10,773	7.4%
Restaurant	3	14	6,965	8,181	6,599	6.4%
Total Properties	8	45	$19,385	$22,870	$17,373	7.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	15

Q1 2021 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	661
States	41
Canada	1
Total Rentable Sq. Footage	28.4M
Tenants	185
Brands	171
Industries	55
Occupancy (based on SF)	99.7%
Top Ten Tenant Concentration	18.3%
Top Twenty Tenant Concentration	31.0%
Investment Grade (tenant/guarantor)	17.3%
Financial Reporting Coverage[1]	95.2%
Rent Coverage Ratio[2]	3.1x
Weighted Average Annual Rent Increases	2.1%
Weighted Average Remaining Lease Term	10.6 years

1 Includes 7.1% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly.

2 Represents rent coverage ratio for Restaurants property type only.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	16

Q1 2021 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited)

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster Hospitality & Red Lobster Restaurants LLC	Casual Dining	24	$7,306	2.4%	196	0.7%
Jack's Family Restaurants LP	Quick Service Restaurants	43	7,026	2.3%	147	0.5%
Axcelis Technologies, Inc.	Flex and R&D	1	5,859	1.9%	417	1.5%
Hensley & Company	Distribution & Warehouse	3	5,756	1.9%	577	2.0%
Outback Steakhouse of Florida LLC	Casual Dining	22	5,192	1.7%	140	0.5%
BluePearl Holdings, LLC	Animal Health Services	12	5,137	1.7%	154	0.5%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.7%	156	0.6%
Big Tex Trailer Manufacturing, Inc.	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,860	1.6%	1,302	4.6%
Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	4,718	1.6%	545	1.9%
Nestle' Dreyer's Ice Cream Company	Cold Storage	1	4,409	1.5%	310	1.1%
Total Top 10 Tenants		152	$55,297	18.3%	3,944	13.9%

Arkansas Surgical Hospital	Surgical	1	$4,260	1.4%	129	0.4%
Nationwide Mutual Insurance Company	Strategic Operations	2	4,165	1.4%	407	1.4%
American Signature, Inc.	Home Furnishings	6	4,142	1.4%	474	1.7%
Cascade Aerospace Inc.	Manufacturing	1	4,122	1.4%	231	0.8%
Tractor Supply Company	General Merchandise	15	3,872	1.3%	300	1.1%
Aventiv Technologies, LLC	Corporate Headquarters	1	3,819	1.2%	154	0.5%
Fresh Express Incorporated	Food Processing	1	3,819	1.2%	335	1.2%
Bob Evans Restaurants, LLC	Casual Dining	22	3,566	1.2%	116	0.4%
Zips Car Wash, LLC	Automotive	14	3,292	1.1%	57	0.2%
Centene Management Company, LLC	Strategic Operations	1	3,267	1.1%	220	0.8%
Total Top 20 Tenants		216	$93,621	31.0%	6,367	22.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	17

Q1 2021 SUPPLEMENTAL INFORMATION

Top 20 Brands

(unaudited)

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster	Casual Dining	24	$7,306	2.4%	196	0.7%
Jack's Family Restaurants	Quick Service Restaurants	43	7,026	2.3%	147	0.5%
Axcelis	Flex and R&D	1	5,859	1.9%	417	1.5%
Hensley	Distribution & Warehouse	3	5,756	1.9%	577	2.0%
Bob Evans Farms	Casual Dining/Food Processing	23	5,449	1.8%	292	1.0%
Wendy's	Quick Service Restaurants	38	5,433	1.8%	113	0.4%
BluePearl Veterinary Partners	Animal Health Services	12	5,137	1.7%	154	0.5%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.7%	156	0.6%
Big Tex Trailers	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,860	1.6%	1,302	4.6%
Siemens	Manufacturing/Flex and R&D	2	4,718	1.6%	545	1.9%
Total Top 10 Brands		190	$56,578	18.7%	3,899	13.7%

Outback Steakhouse	Casual Dining	20	$4,492	1.5%	126	0.5%
Nestle'	Cold Storage	1	4,409	1.5%	310	1.1%
Arkansas Surgical Hospital	Surgical	1	4,260	1.4%	129	0.4%
Taco Bell	Quick Service Restaurants	32	4,226	1.4%	82	0.3%
Nationwide Mutual Insurance Co.	Strategic Operations	2	4,165	1.4%	407	1.4%
Value City Furniture	Home Furnishings	6	4,142	1.4%	474	1.7%
Cascade Aerospace	Manufacturing	1	4,122	1.4%	231	0.8%
Tractor Supply Co.	General Merchandise	15	3,872	1.3%	300	1.1%
Securus Technologies	Corporate Headquarters	1	3,819	1.2%	154	0.5%
Chiquita	Food Processing	1	3,819	1.2%	335	1.2%
Total Top 20 Brands		270	$97,904	32.4%	6,447	22.7%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	18

Q1 2021 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on ABR)

$302 M
Annualized
Base Rent

Industrial	46%
Manufacturing	14%
Distribution & Warehouse	13%
Food Processing	6%
Flex and R&D	6%
Cold Storage	4%
Services	3%

Healthcare	19%
Clinical	8%
Surgical	3%
Animal Health	3%
Life Science	3%
Healthcare Services	2%

Restaurants	15%
Quick Service Restaurants	8%
Casual Dining	7%

Office	10%
Strategic Operations	5%
Corporate Headquarters	3%
Call Center	2%

Retail	10%
Automotive	4%
General Merchandise	4%
Home Furnishings	2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	19

Q1 2021 SUPPLEMENTAL INFORMATION

Diversification: Property Type (continued)

(unaudited)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	56	$42,455	14.0%	7,732	27.3%
Distribution & Warehouse	31	40,250	13.3%	7,414	26.1%
Food Processing	14	18,386	6.1%	2,132	7.5%
Flex and R&D	7	16,934	5.6%	1,457	5.1%
Cold Storage	4	12,578	4.2%	933	3.3%
Services	18	7,168	2.4%	429	1.5%
Industrial Total	130	137,771	45.6%	20,097	70.8%
Healthcare
Clinical	50	24,958	8.3%	1,062	3.7%
Surgical	11	9,166	3.0%	306	1.1%
Animal Health Services	20	8,209	2.7%	314	1.1%
Life Science	9	7,994	2.6%	550	1.9%
Healthcare Services	26	7,520	2.5%	302	1.1%
Healthcare Total	116	57,847	19.1%	2,534	8.9%
Restaurant
Quick Service Restaurants	156	25,495	8.4%	530	1.9%
Casual Dining	88	19,858	6.6%	563	2.0%
Restaurant Total	244	45,353	15.0%	1,093	3.9%
Retail
Automotive	68	12,767	4.2%	844	3.0%
General Merchandise	71	12,215	4.1%	855	3.0%
Home Furnishings	15	6,932	2.3%	860	3.0%
Retail Total	154	31,914	10.6%	2,559	9.0%
Office
Strategic Operations	7	13,639	4.5%	1,021	3.6%
Corporate Headquarters	6	10,016	3.3%	671	2.4%
Call Center	4	5,716	1.9%	392	1.4%
Office Total	17	29,371	9.7%	2,084	7.4%
Total	661	$302,256	100.0%	28,367	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	20

Q1 2021 SUPPLEMENTAL INFORMATION

Key Statistics by Property Type

Industrial
Number of properties	130
Square feet (000s)	20,097
Weighted average lease term (years)	10.4
Weighted average annual rent escalation	2.0%

Healthcare
Number of properties	116
Square feet (000s)	2,534
Weighted average lease term (years)	8.2
Weighted average annual rent escalation	2.3%

Restaurants
Number of properties	244
Square feet (000s)	1,093
Weighted average lease term (years)	15.7
Weighted average annual rent escalation	1.9%

Office
Number of properties	17
Square feet (000s)	2,084
Weighted average lease term (years)	7.2
Weighted average annual rent escalation	2.4%

Retail
Number of properties	154
Square feet (000s)	2,559
Weighted average lease term (years)	11.3
Weighted average annual rent escalation	1.7%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	21

Q1 2021 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry
(unaudited)

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	244	$46,018	15.2%	1,118	4.0%
Healthcare Facilities	88	44,345	14.7%	1,738	6.1%
Food Distributors	7	12,907	4.3%	1,556	5.5%
Auto Parts & Equipment	39	12,369	4.1%	2,387	8.4%
Specialized Consumer Services	47	11,790	3.9%	720	2.5%
Packaged Foods & Meats	6	11,371	3.7%	1,130	4.0%
Metal & Glass Containers	8	9,686	3.2%	2,206	7.8%
Healthcare Services	19	9,152	3.0%	522	1.8%
Home Furnishing Retail	16	8,711	2.9%	1,149	4.1%
Aerospace & Defense	6	7,760	2.6%	921	3.3%
Distributors	12	6,909	2.3%	966	3.4%
Specialty Stores	17	6,913	2.3%	888	3.1%
Electronic Components	2	6,658	2.2%	466	1.7%
Air Freight & Logistics	3	6,494	2.1%	436	1.5%
Industrial Machinery	16	6,021	2.0%	1,174	4.1%
Other (40 industries)	125	95,152	31.5%	10,894	38.4%
Untenanted properties	6	—	—	96	0.3%
Total	661	$302,256	100.0%	28,367	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	22

Q1 2021 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–11%

TOTAL PROPERTIES: 661 **TOTAL STATES: 41 + British Columbia**

State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	54	$30,771	10.2%	3,207	11.3%	VA	13	$4,368	1.4%	110	0.4%
IL	25	$19,339	6.4%	1,976	7.0%	WA	15	$4,155	1.4%	150	0.5%
CA	11	$15,735	5.2%	1,554	5.5%	MO	9	$3,882	1.3%	733	2.6%
FL	46	$15,663	5.2%	801	2.8%	KY	17	$3,473	1.2%	167	0.6%
WI	32	$15,655	5.2%	1,611	5.7%	LA	3	$3,128	1.0%	175	0.6%
MI	35	$14,760	4.9%	1,439	5.1%	NE	6	$2,959	1.0%	509	1.8%
OH	35	$14,125	4.7%	1,369	4.8%	MD	4	$2,882	1.0%	293	1.0%
IN	30	$12,830	4.2%	1,765	6.2%	MS	8	$2,736	0.9%	334	1.2%
NC	34	$12,134	4.0%	1,245	4.4%	NM	8	$2,731	0.9%	97	0.3%
MN	20	$11,501	3.8%	1,757	6.2%	IA	4	$2,704	0.9%	622	2.2%
NY	26	$10,323	3.4%	680	2.4%	SC	13	$2,466	0.8%	308	1.1%
TN	42	$10,225	3.4%	390	1.4%	UT	3	$2,328	0.8%	280	1.0%
MA	4	$9,994	3.3%	1,009	3.5%	CT	2	$1,653	0.6%	55	0.2%
PA	16	$9,785	3.2%	1,146	4.0%	WV	8	$1,642	0.5%	36	0.1%
AL	50	$8,761	2.9%	206	0.7%	MT	7	$1,544	0.5%	43	0.2%
AZ	8	$8,553	2.8%	761	2.7%	CO	3	$1,434	0.5%	94	0.3%
AR	11	$7,380	2.4%	282	1.0%	NV	2	$1,311	0.4%	81	0.3%
GA	19	$6,554	2.2%	976	3.4%	ND	2	$933	0.3%	28	0.1%
OK	18	$6,440	2.1%	786	2.8%	DE	3	$663	0.2%	35	0.1%
KS	10	$5,407	1.8%	639	2.3%	WY	1	$307	0.1%	21	0.1%
NJ	3	$4,900	1.6%	366	1.3%	Total US	660	$298,134	98.6%	28,136	99.2%
						Total Canada	1	4,122	1.4%	231	0.8%
						Grand Total	661	$302,256	100.0%	28,367	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	23

Q1 2021 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on ABR)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.6 YRS

Lease Expirations
20%
10%
0%
0.3%
0.8%
1.6%
4.5%
2.6%
6.1%
7.6%
9.0%
6.4%
16.2%
2.4%
8.7%
5.4%
1.8%
3.5%
5.6%
5.7%
2.3%
3.0%
2.3%
4.2%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
Thereafter
Industrial
Healthcare
Restaurant
Office
Retail

Expiration Year	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2021	4	$964	0.3%	46	0.2%
2022	3	2,409	0.8%	86	0.3%
2023	6	4,841	1.6%	515	1.8%
2024	11	13,662	4.5%	1,689	6.0%
2025	19	7,833	2.6%	682	2.4%
2026	34	18,586	6.1%	1,404	4.9%
2027	27	22,917	7.6%	2,010	7.1%
2028	35	27,171	9.0%	2,736	9.6%
2029	61	19,357	6.4%	2,538	8.9%
2030	86	49,088	16.2%	4,927	17.4%
2031	21	7,145	2.4%	725	2.6%
2032	44	26,225	8.7%	3,014	10.6%
2033	41	16,385	5.4%	1,693	6.0%
2034	31	5,479	1.8%	361	1.3%
2035	14	10,498	3.5%	1,471	5.2%
2036	71	16,914	5.6%	969	3.4%
2037	24	17,256	5.7%	1,367	4.8%
2038	33	6,805	2.3%	306	1.1%
2039	12	8,988	3.0%	933	3.3%
2040	41	6,887	2.3%	347	1.2%
Thereafter	37	12,846	4.2%	452	1.6%
Untenanted properties	6	—	—	96	0.3%
Total	661	$302,256	100.0%	28,367	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	24

Q1 2021 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based on square feet)

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	25

Q1 2021 SUPPLEMENTAL INFORMATION

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude costs incurred at the corporate level, including asset management, property management, and general and administrative expenses. The asset and property management expenses relate to historical fees paid to our former third-party manager, which are no longer incurred as a result of the internalization of management functions. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of the short-term rent deferrals and abatements agreed to as a result of tenant requests for rent relief related to the COVID-19 pandemic, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment property, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property.

EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by Nareit, which defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash and non-recurring revenues and expenses, including straight-line rents, the change in fair value of our earnout liability, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, internalization expenses, stock based compensation, severance, extraordinary items, and other specified non-cash items. We believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	26

Q1 2021 SUPPLEMENTAL INFORMATION

Definitions and Explanations (continued)

Gross Debt: We define Gross Debt as total debt plus deferred financing costs.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, Inc. All rights reserved.	27